UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 12, 2005

JUPITERMEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26393	06-1542480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Old Kings Highway South, Darien, CT	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(203) 662-2800

Not Applicable

(Former name or former address, if changed since last report)

Item 1.01.    Entry into a Material Definitive Agreement.

On February 12, 2005, the Registrant agreed to acquire (the “Acquisition”) Creatas, L.L.C. (the “Company”), a Delaware limited liability company and the parent company of Dynamic Graphics, Inc. and PictureQuest Acquisition Company, L.L.C., pursuant to an Equity Purchase Agreement (the “Purchase Agreement”), dated as of February 12, 2005, among the Registrant, JupiterImages Corporation (a wholly owned subsidiary of the Registrant), the Company, Moffly-Creatas Investors, LLC, Creatas Management Investors LLC and MCG Capital Corporation and the individual members of certain of the Sellers identified as Seller Parties on the signature pages thereto. The Acquisition is expected to close in March 2005 and is subject to customary closing conditions, including regulatory approvals.

The consideration to be paid by the Registrant in the Acquisition (which was determined as a result of arms’-length negotiations) consists of cash in the amount of $38,175,000 and 1,483,073 unregistered shares of the Registrant’s common stock. The purchase price is subject to adjustment after the closing date based on the adjusted net assets of the Company as of the closing date. The Registrant intends to finance the cash portion of the purchase price with cash on hand and borrowings under a credit facility to be obtained in connection with the transaction.

Creatas, L.L.C. is the parent company of Dynamic Graphics, Inc. and PictureQuest Acquisition Company, L.L.C. (collectively, “Dynamic Graphics Group”). Dynamic Graphics Group offers a variety of resources for the graphic design community including: royalty-free and rights-managed stock image content; royalty-free subscription image services; trade publications; and creative services events and training. Dynamic Graphics Group distributes royalty-free content (photography, footage, illustration, typography and other design tools) through its Creatas brand. Dynamic Graphics Group also includes PictureQuest, an image resource distributing more than 500,000 royalty-free and rights-managed images, and provides images through its professional subscription images service, Liquid Library. Dynamic Graphics Group also publishes STEP Inside Design Magazine, Dynamic Graphics Magazine, SBS Digital Design newsletter and Photoshop Fix newsletter. In addition, Dynamic Graphics Group offers graphic design workshops and seminars.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits:

10.1    Equity Purchase Agreement, dated as of February 12, 2005, by and among Jupitermedia Corporation, JupiterImages Corporation, Creatas, L.L.C., Moffly-Creatas Investors, LLC, Creatas Management Investors LLC, MCG Capital Corporation and the members of certain sellers identified on the signature pages thereto.

99.1    Press Release, dated February 14, 2005, of Jupitermedia Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITERMEDIA CORPORATION

By	/s/ Christopher S. Cardell
Christopher S. Cardell
President

Date: February 15, 2005

EXHIBIT INDEX

Exhibit:

10.1	Equity Purchase Agreement, dated as of February 12, 2005, by and among Jupitermedia Corporation, JupiterImages Corporation, Creatas, L.L.C., Moffly-Creatas Investors, LLC, Creatas Management Investors LLC, MCG Capital Corporation and the members of certain sellers identified on the signature pages thereto.

99.1	Press Release, dated February 14, 2005, of Jupitermedia Corporation